EXHIBIT 99.1
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[PARAGON TECHNOLOGIES, INC. LOGO]                                           NEWS
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FOR:           IMMEDIATE RELEASE

CONTACTS:      Leonard S. Yurkovic, Acting CEO
               610-252-3205
               610-252-3102 (Fax)
               www.ptgamex.com
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                PARAGON TECHNOLOGIES REPORTS 2007 THIRD QUARTER
                            AND NINE MONTHS RESULTS

                                   - - - - -

EASTON, PA -- November 13, 2007 -- Paragon Technologies, Inc. (Amex:PTG), a leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, announced today results for the third quarter and nine months ended September 30, 2007.

During the third quarter ended September 30, 2007, the Company had net income of $656,000 or $0.24 earnings per share as revenue rose to $7.3 million from $5.2 million in the third quarter of 2006. The Company's backlog of orders at September 30, 2007 was $7.2 million compared to the Company's backlog of orders at the beginning of the year of $5.9 million.

During the first nine months of 2007, the Company had net income of $399,000 or $0.14 earnings per share as revenue rose to $16.9 million from $14.3 million in the first nine months of 2006. The rate of new orders rose during the first nine months of 2007 to $18.2 million compared to $12.2 million in new orders received during the first nine months of 2006.

Net income for the three and nine months ended September 30, 2007 was favorably impacted by the recognition of a $315,000 income tax benefit primarily related to the reversal of accruals for the expiration of tax return statutes.

Len Yurkovic, Acting CEO of Paragon Technologies, commented, "The results for the third quarter of 2007 are very gratifying and represent a total team effort across the Company. We are extremely proud to be reporting higher sales and earnings and a strong balance sheet. We are also delighted with the 49% increase in orders, particularly from the rapidly growing strength in the software-driven, high-growth potential order fulfillment systems. The Company's quoting activity continues to be strong, and maintaining an aggressive selling focus on active sectors of the marketplace is a prime objective."



                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 2
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The Company will host a conference call to discuss these results on Tuesday,
November 13, 2007 at 11:00 a.m. ET. To participate in the call, please dial 1-877-766-2147 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.

Paragon's SI Systems' branded technologies drive productivity at Fortune 1000 companies and the United States Government.



About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.


                                      * * *








-------------------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for updating any forward-looking statements. Furthermore, achievement of the objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2006 and the most recent quarterly report on Form 10-Q for the quarter ended June 30, 2007.

     This press release and prior releases are available at www.ptgamex.com.
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[PARAGON TECHNOLOGIES, INC. LOGO]                                         Page 3
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
                                        Paragon Technologies, Inc.
                                       Summary Financial Information
                           Selected Financial Data -- Balance Sheets (UNAUDITED)
                                 (In Thousands, Except Ratio Information)
-----------------------------------------------------------------------------------------------------------
                                                      September 30, 2007               December 31, 2006
-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents..................               $    3,671                           2,447
Short-term investments.....................                    6,780                           9,625
                                                    ------------------------          ---------------------
   Total cash and cash equivalents
     and short-term investments............               $   10,451                          12,072
                                                    ------------------------          ---------------------
Trade receivables..........................               $    4,098                           2,557
Inventories................................               $      679                             469
Current assets.............................               $   17,796                          16,370
Current liabilities........................                    5,618                           4,296
                                                    ------------------------          ---------------------
   Working capital.........................               $   12,178                          12,074
                                                    ------------------------          ---------------------
Current ratio..............................                     3.17                            3.81
Total assets...............................               $   18,180                          16,752
Total stockholders' equity.................               $   12,305                          12,428
-----------------------------------------------------------------------------------------------------------

                                        Paragon Technologies, Inc.
                                       Summary Financial Information
                       Selected Financial Data -- Statements of Operations (UNAUDITED)
                                 (In Thousands, Except Per Share Information)
-----------------------------------------------------------------------------------------------------------
                                                Third Quarter Ended                Nine Months Ended
                                                   September 30,                     September 30,
                                           ------------------------------    ------------------------------
                                               2007             2006             2007             2006
                                           -------------    -------------    -------------    -------------
Net sales.............................      $   7,298           5,209           16,924           14,252
                                           =============    =============    =============    =============

Income before income taxes............      $     439             283               84              412
Income tax expense (benefit)..........           (217)             44             (315)               1
                                           -------------    -------------    -------------    -------------
Net income............................      $     656             239              399              411
                                           =============    =============    =============    =============

Basic earnings per share..............      $     .24             .07              .14              .12
                                           =============    =============    =============    =============

Diluted earnings per share............      $     .24             .07              .14              .12
                                           =============    =============    =============    =============

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

                                        Paragon Technologies, Inc.
                                    Supplemental Financial Information
                             Reconciliation of Net Income to EBITDA (UNAUDITED)
                                             (In Thousands)
-----------------------------------------------------------------------------------------------------------
                                                 Third Quarter Ended               Nine Months Ended
                                                    September 30,                    September 30,
                                            ------------------------------   ------------------------------
                                                2007             2006            2007             2006
                                            -------------    -------------   -------------    -------------
Net income.............................      $     656             239             399              411
Add:   Income tax expense (benefit)....           (217)             44            (315)               1
                                            -------------    -------------   -------------    -------------
Income before income taxes.............            439             283              84              412
Add:   Interest expense................              1               -               1                1
Add:   Depreciation and
       amortization expense............             27              26              82               73
                                            -------------    -------------   -------------    -------------
EBITDA.................................            467             309             167              486
                                            =============    =============   =============    =============

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